MINERAL INTERESTS	12 Months Ended
Jun. 30, 2017
Mineral Industries Disclosures [Abstract]
MINERAL INTERESTS
5.	MINERAL INTERESTS

During the year ended June 30, 2011, the Company completed the acquisition of the Elk Creek property through a share exchange agreement with 0859404 BC Ltd, a Canadian company, which owned all the issued and outstanding shares of Elk Creek Resources Corp. (“Elk Creek”). The Company issued 18,990,539 Common Shares to acquire all of the issued and outstanding shares of 0859404 BC Ltd. and issued 1,034,348 Common Shares as a finder’s fee with respect to the acquisition. The transaction did not meet the definition of a business acquisition, as set forth in ASC 805, and therefore was accounted for as a purchase of assets. The acquisition price was based on the market value of the Company’s Common Shares on the closing date and total consideration given was C$13,246, including associated deferred tax impacts of C$4,736.

The property interests of Elk Creek consist of a number of prepaid five-year mineral exploration lease agreements, and include a pre-determined buyout for permanent ownership of the mineral rights. During the year ended June 30, 2015, the Company executed 5-year extensions to all landholder agreements covering 100% of the mineralized materials at the Elk Creek Project. Terms of the agreements require no further significant payments, and the Company may negotiate lease extensions or elect to buyout the mineral rights at any time. Certain agreements also contain provisions to purchase surface rights, and several contain provisions whereby the landowners would retain a 2% NSR.